EXHIBIT 10.2

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to the Employment Agreement between Scientific Bioprocessing, Inc. (the “Company”) and John Moore (“Employee”) is made this 20th day of May, 2025 (“Amendment”). The Company and Employee are hereinafter collectively referred to as the “Parties.”

WHEREAS, the Company and Employee are parties to an existing Employment Agreement, dated July 1, 2020 (the “Agreement”);

WHEREAS, the Initial Term and Additional Term (as defined in the Agreement) is set to expire on June 30, 2025;

WHEREAS, Section 17 of the Agreement permits the Parties to amend the Agreement by a writing signed by each of the Parties; and

WHEREAS, pursuant to Section 17 of the Agreement, the Parties wish to amend the Agreement to provide for an additional extension of the Term of the Agreement, as set forth in this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties, intending to be legally bound, agree as follows.

1. Recitals. The above recitals are incorporated herein.

2. Extension of the Term of the Agreement. Pursuant to Section 17 of the Agreement, the Parties agree to extend Employee's employment with the Company for an additional one (1) year period commencing on July 1, 2025, and ending June 30, 2026, which may be extended again by mutual agreement.

3. Remuneration. Pursuant to Section 17 of the Agreement, the Parties agree to amend the base salary remuneration set forth in Section 3(a) of the Agreement from $175,000 per annum to $165,000.

4. Miscellaneous. In all other respects, the Agreement between the Parties shall remain in full force and effect and there are no other changes or amendments to the Agreement, except as set forth in this Amendment. The Parties may execute this Amendment in several counterparts, each of which is deemed an original, but all of which constitutes one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to the Agreement on the date set forth above.

Scientific Bioprocessing, Inc.

By:	/s/ Helena Santos	/s/ John Moore
	Name: Helena Santos	John Moore
Title: CEO